Exhibit (8)(j)(ii)

                          JANUARY 31, 2001 AMENDMENT TO
                          FUND PARTICIPATION AGREEMENT
                                      AMONG
             SELIGMAN PORTFOLIOS, INC., SELIGMAN ADVISORS, INC. AND
                    CONSECO VARIABLE INSURANCE COMPANY, INC.

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the May 1, 2000 Fund Participation Agreement among Seligman Portfolios, Inc., Seligman Advisors, Inc. and Conseco Variable Insurance Company as follows:

1. Schedule A thereto is hereby modified by adding one new segregated asset account of the Conseco Variable Insurance Company to that schedule, which shall read as follows:

                                   SCHEDULE A

                            SEGREGATED ASSET ACCOUNTS

-Conseco Variable Annuity Account C
-Conseco Variable Annuity Account E
-Conseco Variable Annuity Account F
-Conseco Variable Annuity Account G
-Conseco Variable Annuity Account H
-Conseco Variable Annuity Account I
-Conseco Variable Account L

2.   All other terms of the Agreement shall remain in full force and effect.


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     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of this date, February 12, 2001.


                                                     SELIGMAN PORTFOLIOS, INC.

                                                     By: Signature
                                                         -----------------------
                                                     Name:
                                                     Title:

                                                     SELIGMAN ADVISORS, INC.

                                                     By: Signature
                                                         -----------------------
                                                     Name:
                                                     Title:

                                                     CONSECO VARIABLE INSURANCE
                                                     COMPANY

                                                     By:  /s/ Lisa Nordhoff
                                                          ----------------------
                                                     Lisa Nordhoff
                                                     Vice President

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